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                                                                      EXHIBIT 21

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                    STATE OF
                         NAME OF SUBSIDIARY                       INCORPORATION
                         ------------------                       -------------
          Stewart Title of Mobile, Inc. .......................   Alabama
          Stewart Title of Anchorage ..........................   Alaska
          Arkansas Title Insurance Company ....................   Arkansas
          Bromstad Abstract ...................................   Arkansas
          First Arkansas Title Company ........................   Arkansas
          Landata Inc. of Arkansas ............................   Arkansas
          Roy Pugh Abstract ...................................   Arkansas
          McDonald Abstract and Title  Company ................   Arkansas
          Stewart Title of Arkansas ...........................   Arkansas
          Tucker Abstract .....................................   Arkansas
          Ultima ..............................................   Arkansas
          Citizens Title & Trust ..............................   Arizona
          Stewart Title & Trust of Phoenix, Inc. ..............   Arizona
          Southern Arizona Title & Insurance Agency ...........   Arizona
          Stewart National Title Services .....................   Arizona
          Stewart Title & Trust of Tucson .....................   Arizona
          Affiliated Escrow ...................................   California
          Stewart Geo Technologies ............................   California
          API Properties Corporation ..........................   California
          Asset Preservation, Inc. ............................   California
          Bay Area Title ......................................   California
          Cuesta Title Company ................................   California
          GlobeXplorer ........................................   California
          GPMD, Inc. ..........................................   California
          Granite Bay Holding Corp. ...........................   California
          Granite Properties, Inc. ............................   California
          ICON Transaction Coordinators .......................   California
          Inter City ..........................................   California
          Landata, Inc. of Los Angeles ........................   California
          Landata, Inc. of the West Coast .....................   California
          Stewart Online Documents Mortgage Documents .........   California
          Stewart Title of California, Inc. ...................   California
          Stewart Valuations ..................................   California
          WTI Properties, Inc. ................................   California
          Platte Valley Title .................................   Colorado
          Stewart Title Company of Colorado Springs ...........   Colorado
          Stewart Title of Aspen, Inc. ........................   Colorado
          Stewart Title of Denver, Inc. .......................   Colorado
          Stewart Title of Eagle County, Inc. .................   Colorado
          Stewart Title of Glenwood Springs, Inc. .............   Colorado
          Stewart Title of Larimer County, Inc. ...............   Colorado
          Stewart Title of Leadville ..........................   Colorado
          Stewart Loan Services ...............................   Colorado
          Stewart Title of Steamboat Springs ..................   Colorado
          Stewart Water Information, L.L.C ....................   Colorado
          Stewart Title of Western Colorado, Inc. .............   Colorado
          Sureclose of Colorado Springs, LLC ..................   Colorado
          Stewart Title of Delaware ...........................   Delaware
          Aaction Title Agency, Inc. ..........................   Florida
          Allied Title ........................................   Florida
          ST FLA Acquisition Co. ..............................   Florida
          Closing Pros ........................................   Florida
          Bay Title Services, Inc. ............................   Florida
          Complete Title ......................................   Florida
          Executive Title .....................................   Florida

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                    STATE OF
                         NAME OF SUBSIDIARY                       INCORPORATION
                         ------------------                       -------------
          Manatee Pinellas Title Company ......................   Florida
          New Century Title of Orlando ........................   Florida
          New Century Title of Sarasota .......................   Florida
          New Century Title of Tampa ..........................   Florida
          Premier Title Affiliates ............................   Florida
          Stewart Approved Title, Inc. ........................   Florida
          Stewart Insurance Services, Inc. ....................   Florida
          Stewart Management Services .........................   Florida
          Stewart Title Company of Sarasota, Inc. .............   Florida
          Stewart Title of Clearwater, Inc. ...................   Florida
          Stewart Title of the Four Corners ...................   Florida
          Stewart Title of Jacksonville, Inc. .................   Florida
          Stewart Title of Martin County ......................   Florida
          Stewart Title of Northwest Florida ..................   Florida
          Stewart Title of Orange County, Inc. ................   Florida
          Stewart Title of Pinellas, Inc. .....................   Florida
          Stewart Title of Tallahassee, Inc. ..................   Florida
          Stewart Title of Tampa ..............................   Florida
          Stewart Title of Polk County ........................   Florida
          Stewart Properties of Tampa .........................   Florida
          Stewart River City Title ............................   Florida
          Stewart Premier .....................................   Florida
          SureClose of Florida, Inc. ..........................   Florida
          United Southern Title ...............................   Florida
          Stewart Title Company of Boise, Inc. ................   Idaho
          Stewart Title of Canyon County ......................   Idaho
          Stewart Title of Couer d'Alene, Inc. ................   Idaho
          Stewart Title Company of Illinois ...................   Illinois
          Leadership Zone .....................................   Illinois
          Stewart Title of Elkhart County .....................   Indiana
          Stewart Title Services of Central Indiana ...........   Indiana
          Stewart Title Services of Indiana, Inc. .............   Indiana
          Stewart Title Services of Northwest Indiana, LLC ....   Indiana
          Title Search Services, LLC ..........................   Indiana
          Stewart Title Services of Hancock County ............   Indiana
          McPherson County Abstract & Title Company, Inc. .....   Kansas
          Stewart Title of Louisiana, Inc. ....................   Louisiana
          Preferred Title, LLC ................................   Maine
          Affordable Title Services. LLC ......................   Maryland
          Cambridge Landata, Inc. .............................   Maryland
          Stewart Title of Maryland ...........................   Maryland
          Smart Choice Settlements of Maryland ................   Maryland
          Stewart Title Group, LLC ............................   Maryland
          Stewart Title of Detroit, Inc. ......................   Michigan
          Stewart Title of Minnesota, Inc. ....................   Minnesota
          STM Holding .........................................   Minnesota
          Advantage Title LLC .................................   Minnesota
          Stewart Title of Mississippi ........................   Mississippi
          Stewart Title, Inc. .................................   Missouri
          Sureclose of Kansas City ............................   Missouri
          Gold Title Agency LLC ...............................   Missouri
          Platte County Title and Abstract Company ............   Missouri
          Stewart Title of Montana ............................   Montana
          Stewart Title of Great Falls, LLC ...................   Montana

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                    STATE OF
                         NAME OF SUBSIDIARY                       INCORPORATION
                         ------------------                       -------------
          Stewart Title of Darby ..............................   Montana
          Stewart Title of Bozeman, LLC .......................   Montana
          Stewart Title of Carson City ........................   Nevada
          Stewart Title of Fallon .............................   Nevada
          Stewart Title of Douglas County .....................   Nevada
          Stewart Title of Nevada .............................   Nevada
          Stewart Title of Northeastern Nevada ................   Nevada
          Stewart Title of Northern Nevada ....................   Nevada
          East Coast Title ....................................   New Hampshire
          Professional Title Agency ...........................   New Hampshire
          Stewart Title of Northern New England ...............   New Hampshire
          Accredited Title ....................................   New Hampshire
          Preferred Title .....................................   New Hampshire
          Classic Title, LLC ..................................   New Hampshire
          Integrity Title, LLC ................................   New Hampshire
          Jersey Stewart Title ................................   New Jersey
          Parsippany-Stewart Title Agency, LLC ................   New Jersey
          Stewart Title of Central Jersey, Inc. ...............   New Jersey
          Stewart-Princeton Abstract ..........................   New Jersey
          Your Town Title Agency ..............................   New Jersey
          Santa Fe Abstract Limited ...........................   New Mexico
          Stewart Title Limited ...............................   New Mexico
          Stewart Title of Valencia ...........................   New Mexico
          Stewart Title Insurance Company .....................   New York
          Stewart Title of the Carolinas, LLC .................   North Carolina
          Stewart Title of North Carolina, Inc. ...............   North Carolina
          Stewart Title of the Piedmont .......................   North Carolina
          Union Commerce Title Company LLC ....................   North Carolina
          Red River Title Services ............................   North Dakota
          Merit Title Agency ..................................   Ohio
          Advance Land Title ..................................   Ohio
          Agency Title, Ltd. ..................................   Ohio
          National Land Title Insurance Company ...............   Ohio
          Stewart Fine Homes Title Agency LLC .................   Ohio
          Stewart Home Builders Title Agency LLC ..............   Ohio
          Stewart Home First Title Agency LLC .................   Ohio
          Stewart Residential Title ...........................   Ohio
          Stewart Service Center ..............................   Ohio
          Stewart Stoneridge Title ............................   Ohio
          Presidential Title Agency ...........................   Ohio
          Public Title ........................................   Ohio
          Stewart Title Agency of Columbus, Ltd. ..............   Ohio
          Stewart Title Agency of East Central Ohio ...........   Ohio
          Stewart Title Agency of Licking County ..............   Ohio
          Stewart Title Agency of Ohio, Inc. ..................   Ohio
          STMI Title ..........................................   Ohio
          Landata Research ....................................   Oklahoma
          Stewart Abstract & Title Co. of Oklahoma ............   Oklahoma
          Stewart Title Insurance Company of Oregon ...........   Oregon
          Stewart Title of Oregon .............................   Oregon
          Americlose, LLC .....................................   Pennsylvania
          Stewart Title of Rhode Island, Inc. .................   Rhode Island
          Abstract Title, Inc. ................................   Tennessee
          Acceptance Title ....................................   Tennessee

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                    STATE OF
                         NAME OF SUBSIDIARY                       INCORPORATION
                         ------------------                       -------------
          Cumberland ..........................................   Tennessee
          Elite Title .........................................   Tennessee
          First Data Systems, Inc. ............................   Tennessee
          Services Management Company .........................   Tennessee
          Stewart Title of Western Tennessee ..................   Tennessee
          Title Connection ....................................   Tennessee
          Advance Title Company ...............................   Texas
          Stewart Title of Cameron County .....................   Texas
          Chadco ..............................................   Texas
          Dominion Title LLC ..................................   Texas
          Dominion Title of Dallas ............................   Texas
          East-West, Inc. .....................................   Texas
          Electronic Closing Services, Inc. ...................   Texas
          Fulghum, Inc. .......................................   Texas
          GC Acquisition, Inc. ................................   Texas
          General American Resources ..........................   Texas
          GESS Management LLC .................................   Texas
          GESS Investments LP. ................................   Texas
          Gracy Title Co., L.C. ...............................   Texas
          Landata Group, Inc. .................................   Texas
          Landata Information Services ........................   Texas
          Landata Site Services ...............................   Texas
          Landata Systems, Inc. ...............................   Texas
          Landata Technologies ................................   Texas
          MTH Title Company ...................................   Texas
          Medina County Title .................................   Texas
          Millennium Title ....................................   Texas
          New Century Title of Dallas .........................   Texas
          National Order Center ...............................   Texas
          Ortem Investments, Inc. .............................   Texas
          Premier Title of Dallas .............................   Texas
          Premier Title, L.C. .................................   Texas
          Primero, Inc. .......................................   Texas
          Priority Title - Dallas .............................   Texas
          Priority Title - Houston ............................   Texas
          Realty Bid ..........................................   Texas
          S&S Title LLC .......................................   Texas
          Stewart Title of Midland, LLC .......................   Texas
          Stewart Financial Services ..........................   Texas
          Stewart Information International, Inc. .............   Texas
          Stewart Investment Services Corporation .............   Texas
          Stewart Mortgage Information Company ................   Texas
          Stewart Title Austin, Inc. ..........................   Texas
          Stewart Title Company ...............................   Texas
          Stewart Title Company of Rockport, Inc. .............   Texas
          Stewart Title Guaranty Company ......................   Texas
          Stewart Title of Eagle Pass .........................   Texas
          Stewart Title of Lubbock, Inc. ......................   Texas
          Stewart Title of Corpus Christi .....................   Texas
          Stewart Title of Midland LLC ........................   Texas
          Stewart Title of North Texas ........................   Texas
          Stewart Title of Texarkana ..........................   Texas
          Stewart Transfer Services ...........................   Texas
          Titles, Inc. ........................................   Texas
          Automated Title Solutions, LLC ......................   Virginia

                                                                     (continued)

                                                                      EXHIBIT 21
                                                                     (CONTINUED)

            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                                                                    STATE OF
                         NAME OF SUBSIDIARY                       INCORPORATION
                         ------------------                       -------------
          Cedar Run Title & Abstract ..........................   Virginia
          Kanawha Land Title Svc, LLC .........................   Virginia
          Land Title Research, Inc. ...........................   Virginia
          Signature & Stewart Settlements, L.C. ...............   Virginia
          Smart Settlements, L.C ..............................   Virginia
          Stewart Title of Mountain View ......................   Virginia
          Stewart Title of  Shenandoah Valley, L.C. ...........   Virginia
          Stewart Title & Settlement Services, Inc. ...........   Virginia
          Stewart Title and Escrow, Inc. ......................   Virginia
          Virginia Investments, LLC ...........................   Virginia
          Charter Title Insurance Company .....................   Washington
          Security Title ......................................   Washington
          Stewart Title of Snohomish ..........................   Washington
          Stewart Title of Washington .........................   Washington
          Stewart Title of Ferry County .......................   Washington
          Stewart Title of Tacoma, Inc. .......................   Washington
          Stewart Title of Western Washington .................   Washington
          Accurate Title ......................................   Wisconsin
          Sheboygan Title Services, Inc. ......................   Wisconsin

                                  INTERNATIONAL

          Landata Inc. of Belize ..............................   Belize
          SII- Hungary ........................................   Hungary
          Stewart International Sro ...........................   Slovakia
          Stewart International Sp. Z o.o .....................   Poland
          Stewart Title Insurance Company .....................   Canada
          Stewart Korea, Ltd. .................................   Korea
          Stewart Title Limited Australian Branch .............   Australia
          Stewart International Sro ...........................   Czech Republic
          Hato Rey Insurance Agency, Inc. .....................   Puerto Rico
          San Juan Abstract Company ...........................   Puerto Rico
          Stewart Costa Rica ..................................   Costa Rica
          Stewart Dominica ....................................   Dominican Republic
          Stewart Title Guaranty de Mexico, ABC ...............   Mexico
          Stewart Romania .....................................   Romania
          Stewart Title United Kingdom ........................   United Kingdom
          Stewart Title Great Britain .........................   United Kingdom
          Stewart International Informacije ...................   Slovenia